Exhibit 99.1

SABAN CAPITAL ACQUISITION CORP.

Page
Independent Auditors’ Report	F-2

Financial Statement

Balance Sheet	F-3

Notes to the Balance Sheet	F-4

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of Saban Capital Acquisition Corp.:

We have audited the accompanying balance sheet of Saban Capital Acquisition Corp. (the “Company”) as of September 21, 2016. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Saban Capital Acquisition Corp., as of September 21, 2016, in conformity with accounting principles generally accepted in the United States of America.

(signed) KPMG LLP

Los Angeles, California

September 27, 2016

SABAN CAPITAL ACQUISITION CORP.

BALANCE SHEET

SEPTEMBER 21, 2016

ASSETS
Current Assets:
Cash	$1,753,822
Prepaid expenses	15,058

Total current Assets	1,768,880
Cash held in Trust Account	250,000,000

Total Assets	$251,768,880

LIABILITIES AND SHAREHOLDER’S EQUITY
Current Liabilities:
Accrued expenses, formation and offering costs	$611,417
Due to related party	33,200

Total current liabilities	644,617
Deferred underwriting compensation	8,750,000

Total Liabilities	9,394,617

Class A ordinary shares subject to possible redemption, 23,737,426 shares at a redemption value of $10.00 per share	$237,374,260

Shareholders’ equity:
Preferred shares, $0.0001 par value; 5,000,000 shares authorized, none issued or outstanding	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized, 1,262,574 shares issued and outstanding (excluding 23,737,426 shares subject to redemption)	126
Class F ordinary shares, $0.0001 par value; 20,000,000 shares authorized, 6,250,000 shares issued and outstanding	625
Additional paid-in capital	5,098,726
Accumulated deficit	(99,474)

Total Shareholders’ equity	5,000,003

Total liabilities and shareholders’ equity	$251,768,880

See accompanying notes to the balance sheet.

SABAN CAPITAL ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

SEPTEMBER 21, 2016

Note 1—Description of Organization and Business Operations

Organization and General:

Saban Capital Acquisition Corp. (the “Company”) was incorporated in the Cayman Islands on March 15, 2016. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). The Company’s sponsor is Saban Sponsor LLC, a Delaware limited liability company (the “Sponsor”).

All activity for the period from March 15, 2016 (“Inception”) through September 21, 2016 relates to the Company’s formation and the initial public offering of units, each consisting of one of the Company’s Class A ordinary shares and one half of one warrant where each whole warrant entitles the holder to purchase one Class A ordinary share (the “Public Offering). The Company will not generate any operating revenues until after completion of the Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering. The Company has selected December 31st as its fiscal year end.

Financing:

The registration statement for the Company’s Public Offering was declared effective by the United States Securities and Exchange Commission (the “SEC”) on September 15, 2016. The Public Offering closed on September 21, 2016 (the “Closing Date”). The Sponsor purchased an aggregate of 7,000,000 warrants at a purchase price of $1.00 per warrant, or $7,000,000 in the aggregate, in a private placement at the Closing Date (the “Private Placement”). The warrants are included in additional paid-in capital at the balance sheet.

The Company intends to finance a Business Combination with a portion of proceeds from its $250,000,000 Public Offering and $7,000,000 Private Placement (see Note 3). At the Closing Date, proceeds of $250,000,000, net of underwriting discounts of $5,000,000 and $5,000,000 of the Private Placement proceeds, were deposited in a trust account with Continental Stock Transfer and Trust Company acting as trustee (the “Trust Account”) as described below.

The Trust Account:

As of September 21, 2016, the proceeds from the Public Offering were deposited in the Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Because the investment of the proceeds will be restricted to these instruments, the Company expects to meet the requirements for the exemption provided in Rule 3a-1 promulgated under the Investment Company Act. As of September 21, 2016, the funds were invested only in money market funds meeting those certain conditions under Rule 2a-7.

Funds will remain in the Trust Account except for the withdrawal of interest to pay taxes, if any, until the earliest of (i) the completion of the Business Combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the amended and restated memorandum and articles of association to modify the substance and timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its Business Combination within 24 months from the closing of this offering, or (iii) the redemption of all of the Company’s public shares if it is unable to complete the Business Combination within 24 months from the closing of this offering, subject to applicable law. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

SABAN CAPITAL ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

SEPTEMBER 21, 2016

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering and Private Placement are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, the “Target Business” must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account, net of any deferred underwriting commissions and taxes payable on interest earned, at the time of the Company signing a definitive agreement to proceed with a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek shareholder approval of the Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable, or (ii) provide shareholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek shareholder approval of the Business Combination or will allow shareholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval, unless a vote is required by NASDAQ rules. If the Company seeks shareholder approval, it will complete its Business Combination only if a majority of the issued and outstanding ordinary shares voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a shareholder vote or there is a tender offer for its public shares in connection with a Business Combination, a public shareholder will have the right to redeem its public shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable. As a result, such public shares will be recorded at their redemption amount and classified as temporary equity in accordance with Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity” (“ASC 480”).

The Company has 24 months from the Closing Date to complete a Business Combination. If the Company does not complete a Business Combination within this time period, it shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, net of taxes payable (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as owners of Class A ordinary shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Initial Shareholders (as defined below) have entered into a letter agreement with the Company, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete a Business Combination within 24 months after the Closing Date. However, if the Initial Shareholders acquire Public Shares after the Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete the Business Combination within 24 months after the Closing Date.

SABAN CAPITAL ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

SEPTEMBER 21, 2016

If the Company fails to complete a Business Combination within 24 months after the Closing Date, the resulting redemption of the Company’s Class A ordinary shares will reduce the book value per share for the Founder Shares held by the Initial Shareholders, who would be the only remaining shareholders after such a redemption.

Note 2—Summary of Significant Accounting Policies

Basis of Presentation:

The financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company:

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Redeemable Ordinary Shares:

All 25,000,000 Class A ordinary shares sold as part of the Units in the Public Offering contain a redemption feature as discussed above. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Class A ordinary shares in an amount that would cause its net tangible assets, or total shareholders’ equity, to fall below $5,000,001. Accordingly, at September 21, 2016, 23,737,426 of the Company’s 25,000,000 Class A ordinary shares were classified outside of permanent equity at their redemption value.

SABAN CAPITAL ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

SEPTEMBER 21, 2016

Use of Estimates:

The preparation of the Company’s balance sheet in conformity with US GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs:

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (SAB) Topic 5A—“Expenses of Offering”. The Company incurred offering costs in connection with its Public Offering of $801,263, primarily consisting accounting and legal services, securities registration expenses and exchange listing fees, excluding $5,000,000 in underwriter discounts and $8,750,000 in deferred underwriter discounts. These costs, along with underwriter discounts, were charged to additional paid-in capital.

Income Taxes:

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at September 21, 2016. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

Exempted companies are Cayman Islands companies wishing to conduct business outside the Cayman Islands and, as such, are exempted from complying with certain provisions of the Companies Law. As an exempted company, we have applied for and received a tax exemption undertaking from the Cayman Islands government that, in accordance with Section 6 of the Tax Concessions Law (2011 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking. Consequently, income taxes have not been reflected in the Financial Statements.

Recent Accounting Pronouncements:

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

SABAN CAPITAL ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

SEPTEMBER 21, 2016

Note 3—Public Offering

In its Public Offering, the Company sold 25,000,000 units at a price of $10.00 per unit (the “Units”). Each unit consists of one of the Company’s Class A ordinary shares, $0.0001 par value per share (each, a “Public Share”), and one half of one warrant (“Warrant”). Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. Warrants may be exercised only for a whole number of Class A ordinary shares; no fractional shares will be issued upon exercise of the Warrants. Each Warrant will become exercisable on the later of 30 days after the completion of a Business Combination or 12 months after the Closing Date, and will expire after the earlier of five years after the completion of a Business Combination, or upon redemption or liquidation. Alternatively, if the Company does not complete a Business Combination within 24 months after the Closing Date, the Warrants will expire worthless at the end of such period. If the Company is unable to deliver registered Class A ordinary shares to the holder upon exercise of Warrants issued in connection with the 25,000,000 Units during the exercise period, the Warrants will expire worthless, except to the extent that they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole, but not in part, at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, and only in the event that the last sale price of the Company’s Public Shares equals or exceeds $18.00 (subject to adjustments) per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Warrant holders. The Company has agreed to use its best efforts to file a registration statement for the Class A ordinary shares issuable upon exercise of the Warrants under the Securities Act as soon as practicable, but in no event later than 15 business days following the completion of a Business Combination.

The Company paid an underwriting discount of 2.00% of the gross proceeds of the Public Offering, or $5,000,000, to the underwriters at the Closing Date, with an additional fee (the “Deferred Discount”) of 3.50% of the gross proceeds of the Public Offering, or $8,750,000, payable upon the Company’s completion of a Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes a Business Combination. The underwriters are not entitled to receive any of the interest earned on Trust Account funds that would be used to pay the Deferred Discount

Note 4—Related Party Transactions

Founder Shares

On April 11, 2016, the Company’s Sponsor purchased 5,750,000 Class F ordinary shares for $25,000, or approximately $0.004 per share. In August 2016, the Company repurchased 99,000 founder shares from the Sponsor at their original per share issuance price and subsequently issued such number of founder shares pursuant to The 2016 Share Award Plan of the Company for the same per share price to certain individuals who will assist in the evaluation of investment opportunities. In September 2016, the Company’s Sponsor transferred 30,000 founder shares to each of the Company’s independent director nominees at their original per share issue price (together with the Sponsor, the “Initial Shareholders). On September 15, 2016, we effected a pro rata share capitalization resulting in an increase in the total number of founder shares outstanding from 5,750,000 to 6,250,000 in order to maintain the ownership of founder shares by our initial shareholders at 20% of our issued and outstanding shares upon consummation of the Public Offering.

SABAN CAPITAL ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

SEPTEMBER 21, 2016

Private Placement Warrants

At the Closing Date, the Sponsor purchased 7,000,000 warrants at a price of $1.00 per warrant, or $7,000,000 in the aggregate, in the Private Placement (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one Class A ordinary share for $11.50 per share. A portion of the proceeds from the sale of Private Placement Warrants was placed in the Trust Account. The Private Placement Warrants may not be redeemed by the Company so long as they are held by the Sponsor. If any Private Placement Warrants are held by holders other than the Sponsor or certain permitted transferees, such Private Placement Warrants will be redeemable and exercisable by the holders on the same basis as the Warrants included in the Units sold under the Public Offering. The Sponsor has the option to exercise the Private Placement Warrants on a cashless basis.

If the Company does not complete a Business Combination within 24 months after the Closing Date, the proceeds of the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law), and the Private Placement Warrants will expire worthless.

Registration Rights

The Initial Shareholders, as holders of the Founder Shares and Private Placement Warrants, have registration rights pursuant to a registration rights agreement. These holders and holders of warrants issued upon conversion of working capital loans, if any, are entitled to make up to three demands that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed by the Company subsequent to its completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Notes

Between Inception and the Closing Date, the Company’s Sponsor loaned the Company $250,000 in unsecured promissory notes. The funds were used to pay up front expenses associated with the Public Offering. These notes were non-interest bearing and were netted against proceeds from the Sponsor at the Closing Date.

Due to Related Party

Saban Capital Group, Inc. is an affiliate of the Sponsor which advanced various costs on behalf of the Company. Total related party advances amounted to $55,334 for the period March 15, 2016 (inception) through September 21, 2016 and these related party advances were to pay deferred offering costs and general and administrative expenses. As of September 21, 2016, the amount due to related party was $33,200.

Administrative Service Agreement

Effective September 15, 2016, the Company entered into an agreement to pay monthly expenses of $10,000 for office space, administrative services and support services to an affiliate of the Sponsor. The agreement, which became effective on September 21, 2016, terminates upon the earlier of the completion of a Business Combination or the liquidation of the Company.

Note 5—Cash Held in Trust

Gross proceeds of $250,000,000 and $5,000,000 from the Public Offering and Private Placement, respectively, less underwriting discounts of $5,000,000 were placed in the Trust Account at the Closing Date.

SABAN CAPITAL ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

SEPTEMBER 21, 2016

Note 6—Deferred Underwriting Compensation

The Company is committed to pay the Deferred Discount of 3.50% of the gross proceeds of the Public Offering, or $8,750,000, to the underwriters upon the Company’s completion of a Business Combination. The underwriters are not entitled to receive any of the interest earned on Trust Account funds that would be used to pay the Deferred Discount, and no Deferred Discount is payable to the underwriters if a Business Combination is not completed within 24 months after the Closing Date.

Note 7—Shareholder’s Equity

Class A Ordinary Shares

The Company is authorized to issue 500,000,000 Class A ordinary shares. Depending on the terms of a potential Business Combination, the Company may be required to increase the number of authorized Class A ordinary shares at the same time as its shareholders vote on the Business Combination to the extent the Company seeks shareholder approval in connection with its Business Combination. Holders of Class A ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders. At September 21, 2016, there were 25,000,000 Class A ordinary shares issued and outstanding (Public Shares), of which 23,737,426 shares were subject to possible redemption and are classified outside of shareholders’ equity on the balance sheet.

Class F Ordinary Shares

The Company is authorized to issue 20,000,000 Class F ordinary shares. Holders of the Company’s Class F ordinary shares are entitled to one vote for each ordinary share. Class F ordinary shares are automatically converted to Class A common shares on a one-for-one basis at the time of a Business Combination, subject to certain adjustments. The Initial Shareholders and sole holders of Class F ordinary shares (“Founder Shares”) have agreed not to transfer, assign or sell any Class F ordinary shares during the lock up period, subject to certain adjustments. At September 21, 2016, there were 6,250,000 Class F ordinary shares issued and outstanding.

Preferred Shares

The Company is authorized to issue 5,000,000 preferred shares. The Company’s board of directors has the authority to determine the voting rights, if any, designations, powers, preferences, and the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the preferred shares of each series. The board of directors may, without shareholder approval, issue preferred shares with voting and other rights that could adversely affect the voting power and other rights of the holders of Public Shares, and which could have anti-takeover effects. At September 21, 2016, there were no preferred shares issued or outstanding.

Note 8—Subsequent Events

Subsequent Events:

Management has performed an evaluation of subsequent events through September 27, 2016, the date of issuance of the financial statements, noting no other items which require adjustment or disclosure.